UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 20, 2010

MoneyGram International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1550 Utica Avenue South, Suite 100, Minneapolis, Minnesota		55416
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-591-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On August 20, 2010, the administrator of the MoneyGram International, Inc. 401(k) Plan (the "Plan") delivered to MoneyGram International, Inc. (the "Company") a notice of a blackout period under the Plan pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended. Consequently, on August 26, 2010, the Company provided notice to its directors and executive officers informing them of a blackout period for the Plan and the trading restrictions that apply to them during the blackout period under Section 306 of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission’s Regulation BTR (the "BTR Notice").

The blackout period is necessary in order to implement the change of the Plan’s trustee and record-keeper from T. Rowe Price to Wells Fargo. During the blackout period, participants in the Plan will be unable to direct or diversify their investments, including investments in the Company’s Common Stock, par value $0.01 (the "Common Stock"), or obtain a loan or distribution from the Plan. The blackout period will begin on September 23, 2010 at 4:00 pm EDT and will end on October 11, 2010 at 10:00 am EDT. During the blackout period, directors and executive officers are prohibited from, directly or indirectly, purchasing, selling, or otherwise transferring any Common Stock or other equity or derivative securities of the Company acquired in connection with their service or employment as directors or executive officers of the Company.

During the blackout period and for a period of two years thereafter, stockholders and other interested persons may obtain, without charge, information regarding the blackout period by contacting Corinna Ulrich, VP, Associate General Counsel and Assistant Secretary, at MoneyGram International, Inc., 2828 North Harwood Street, Dallas, Texas, 75201, or by telephone at (214) 999-7551.

A copy of the BTR Notice to directors and executive officers is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 BTR Notice to Directors and Exective Officers, dated August 26, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoneyGram International, Inc.

August 26, 2010	By:	/s/ Timothy C. Everett

Name: Timothy C. Everett
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	BTR Notice to Directors and Executive Officers, dated August 26, 2010